Exhibit 99.02

CADENCE REPORTS FIRST QUARTER 2023
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways • Exceeded key financial metrics for Q1. • Raising 2023 outlook for revenue growth to 14%. • Raising 2023 outlook for non-GAAP operating margin to 41.5%.
Q2 2023 Outlook
• Revenue : $960 - $980 million.
• GAAP operating margin: 29% - 30%.
• Non-GAAP operating margin: 40%- 41%.
• GAAP EPS: $0.73 - $0.77
• Non-GAAP EPS: $1.15 - $1.19
• Expect to repurchase approximately $125 million of Cadence shares in Q2.
Q1 2023 KEY METRICS
• Revenue $1.022 billion • GAAP operating margin 32% • Non-GAAP operating margin 42% • GAAP EPS $0.89 • Non-GAAP EPS $1.29 • Operating cash flow $267 million
FY 2023 Outlook
• Revenue: $4.03 - $4.07 billion.
• GAAP operating margin: 30% - 31%.
• Non-GAAP operating margin: 41% - 42%.
• GAAP EPS: $3.26 - $3.34
• Non-GAAP EPS $4.96 - $5.04
• Operating cash flow: $1.3 - $1.4 billion.
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year.
Financial Results Webcast
Our Q1 2023 financial results webcast will begin April 24, 2023 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on April 24, 2023 until 5:00 p.m. (Pacific) on June 16, 2023.

April 24, 2023	Cadence Q1 2023 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2017*	2018	2019	2020*	2021	2022	2023E*

Revenue	$1,943	$2,138	$2,336	$2,683	$2,988	$3,562	$4,030- $4,070
Revenue growth*	7%	10%	9%	15%	11%	19%	13% - 14%
3-year CAGR	7%	8%	9%	11%	12%	15%	~15%
3-year CAGR without 53rd week impact	8%			11%			~15%

GAAP operating expenses	$1,619	$1,742	$1,845	$2,037	$2,209	$2,488	~$2,805
GAAP operating expense growth	3%	8%	6%	10%	8%	13%	~13%

Non-GAAP operating expenses	$1,409	$1,491	$1,587	$1,739	$1,877	$2,125	~$2,371
Non-GAAP operating expense growth	5%	6%	6%	10%	8%	13%	~12%

GAAP operating margin	17%	19%	21%	24%	26%	30%

Implied GAAP operating margin**							30.5%

Non-GAAP operating margin	28%	30%	32%	35%	37%	40%

Implied Non-GAAP operating margin**							41.5%

GAAP earnings per share	$0.73	$1.23	$3.53	$2.11	$2.50	$3.09	$3.26 - $3.34

Non-GAAP earning per share	$1.40	$1.87	$2.20	$2.80	$3.29	$4.27	$4.96 - $5.04

Weighted average shares diluted outstanding	280.2	281.1	280.5	279.6	278.9	275.0	272 - 274

Cash flow from operations	471	605	730	905	1,101	1,242	$1,300 - $1,400

Capital expenditures	58	62	75	95	65	123	~$120

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2017	2018	2019	2020	2021	2022	2023E*

Revenue	$1,943	$2,138	$2,336	$2,683	$2,988	$3,562	$4,050
Revenue Growth	7%	10%	9%	15%	11%	19%	~14%
3-Year Revenue Growth CAGR	7%	8%	9%	11%	12%	15%	~15%
GAAP operating margin	17%	19%	21%	24%	26%	30%	30.5%

Non-GAAP operating margin	28%	30%	32%	35%	37%	40%	41.5%
Stock-based compensation	(7)%	(8)%	(8)%	(7)%	(7)%	(8)%	~(8)%
Non-GAAP operating margin adjusted for stock-based compensation	21%	22%	24%	28%	30%	32%	33.5%

GAAP operating income	$324	$396	$492	$646	$779	$1,074	$1,245

Non-GAAP operating income	$534	$647	$749	$944	$1,111	$1,436	$1,679
Non-GAAP operating income adjusted for stock-based compensation	$404	$479	$567	$747	$901	$1,166	$1,349

* At midpoint of guidance.

April 24, 2023	Cadence Q1 2023 Financial Results	2

Cadence Design Systems, Inc.

Second Quarter 2023 Financial Outlook

	Q2 2022	Q1 2023	Q2 2023E

Total Revenue ($ Millions)	$858	$1,022	$960 - $980
Q/Q Growth		14%	(6)% - (4)%
Y/Y Growth		13%	12% - 14%

GAAP Operating Margin	33%	32%	29% -30%

Non-GAAP Operating Margin	42%	42%	40% - 41%

GAAP EPS	$0.68	$0.89	$0.73 - $0.77

Non-GAAP EPS	$1.08	$1.29	$1.15 - $1.19

Fiscal Year 2023 Financial Outlook

		Previous	Current
	FY 2022	FY 2023E	FY 2023E

Recurring Revenue	~85%	~85%	~85%

Total Revenue ($ Millions)	$3,562	$4,000 - $4,060	$4,030 - $4,070
Y/Y Growth	19%	12% - 14%	13% - 14%

Revenue from Beginning Backlog	~70%	~75%	~75%

GAAP Operating Margin	30.1%	30.5% - 32.0%	30% - 31%

Non-GAAP Operating Margin	40.3%	40.5% - 42.0%	41% - 42%

GAAP Other Income & Expense ($ Millions)	$(28)	$(21) - $(29)	$(18) - $(24)

Non-GAAP Other Income & Expense ($ Millions)	$(14)	$(21) - $(29)	$(21) - $(27)

GAAP Tax Rate	19%	~26%	~26%

Non-GAAP Tax Rate	17.5%	17.5%	17.5%

Weighted Average Diluted Shares Outstanding (Millions)	275.0	272 - 274	272 - 274

GAAP EPS	$3.09	$3.24 - $3.34	$3.26 - $3.34
Y/Y Growth	24%	5% - 8%	6% - 8%

Non-GAAP EPS	$4.27	$4.90 - $5.00	$4.96 - $5.04
Y/Y Growth	30%	15% - 17%	16% - 18%

Cash Flow from Operations ($ Millions)	$1,242	$1,300 - $1,400	$1,300 - $1,400

DSO	49	~45	~45

Capital Expenditures ($ Millions)	$123	~$120	~$120

April 24, 2023	Cadence Q1 2023 Financial Results	3

Cadence Design Systems, Inc.

First Quarter Financial Results
Backlog

(In Billions)	2019	2020	2021	2022	Q1 2023

Backlog	$3.6	$3.9	$4.4	$5.8	$5.4

Revenue

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Product and Maintenance	$846	$803	$846	$846	$964
Services	56	55	57	54	58
Total Revenue	$902	$858	$903	$900	$1,022
Recurring and Up-Front Revenue

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Revenue recognized over time	81%	84%	81%	84%	77%
Revenue from arrangements with non-cancelable commitments	2%	2%	3%	3%	3%
Recurring Revenue	83%	86%	84%	87%	80%
Up-Front Revenue	17%	14%	16%	13%	20%
Total	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Recurring Revenue	87%	87%	86%	85%	84%
Up-Front Revenue	13%	13%	14%	15%	16%
Total	100%	100%	100%	100%	100%
Revenue Mix by Geography

(% of Total Revenue)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Americas	47%	45%	45%	46%	44%
China	16%	13%	17%	13%	17%
Other Asia	18%	18%	17%	18%	18%
Europe, Middle East and Africa	14%	18%	16%	17%	15%
Japan	5%	6%	5%	6%	6%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Custom IC Design and Simulation	22%	23%	22%	22%	20%
Digital IC Design and Signoff	27%	27%	29%	28%	25%
Functional Verification	28%	24%	25%	25%	32%
IP	13%	14%	12%	12%	11%
System Design and Analysis	10%	12%	12%	13%	12%
Total	100%	100%	100%	100%	100%

April 24, 2023	Cadence Q1 2023 Financial Results	4

Cadence Design Systems, Inc.

Gross Margin

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

GAAP Gross Margin	89.1%	89.2%	90.3%	89.6%	87.8%
Non-GAAP Gross Margin	90.7%	90.6%	91.5%	91.1%	89.1%

Total Costs and Expenses

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Total GAAP Costs and Expenses	$583	$575	$642	$689	$699
Total Non-GAAP Costs and Expenses	$505	$494	$547	$579	$591

Operating Margin

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

GAAP Operating Margin	35.4%	33.0%	28.9%	23.5%	31.6%
Non-GAAP Operating Margin	44.0%	42.4%	39.4%	35.6%	42.1%

Earnings Per Share

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

GAAP Net Income Per Share	$0.85	$0.68	$0.68	$0.88	$0.89
Non-GAAP Net Income Per Share	$1.17	$1.08	$1.06	$0.96	$1.29

Total DSO

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

DSO	37	42	40	49	44

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Net Cash from Operating Activities	$337	$325	$317	$264	$267
Capital Expenditures	18	24	44	37	26
Free Cash Flow	$319	$301	$273	$227	$241

Cash and Cash Equivalents

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Cash and Cash Equivalents	$1,135	$1,030	$1,026	$882	$917

•Approximately 28 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Share Repurchase

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Share Repurchase	$250	$320	$180	$300	$125
Number of Shares	1.566	2.138	0.959	1.939	0.668

•Q3 2022 includes 109,365 shares and $30 million equity forward contract from Q2 2022 ASR settled in Q3 2022.
Employees

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

Headcount	9,411	9,570	9,994	10,228	10,579

April 24, 2023	Cadence Q1 2023 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, strategic objectives, business prospects, technology and product developments, industry trends and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates and Cadence’s ability to access capital and debt markets; (vii) the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (ix) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services or properties are subject; and (x) the duration, severity, volatility and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q and future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2023 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

April 24, 2023	Cadence Q1 2023 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

GAAP total costs and expenses	$583	$575	$642	$689	$699

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(59)	(64)	(74)	(73)	(74)
Amortization of acquired intangibles	(17)	(15)	(13)	(16)	(15)
Acquisition and integration-related costs	(4)	(8)	(11)	(18)	(16)
Restructuring	—	—	—	—	—
Non-qualified deferred compensation (expenses) credits	2	6	3	(3)	(3)
Non-GAAP total costs and expenses †	$505	$494	$547	$579	$591

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2017	2018	2019	2020*	2021	2022	2023E

GAAP total costs and expenses	$1,619	$1,742	$1,845	$2,037	$2,209	$2,488	$2,805

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(130)	(168)	(182)	(197)	(210)	(270)	(330)
Amortization of acquired intangibles	(57)	(53)	(53)	(64)	(67)	(60)	(58)
Acquisition and integration-related costs	(8)	(20)	(8)	(23)	(23)	(41)	(43)
Restructuring	(9)	(11)	(9)	(9)	1	—	—
Non-qualified deferred compensation (expenses) credits	(6)	1	(5)	(5)	(6)	8	(3)
Special charges**	—	—	(1)	—	(27)	—	—
Non-GAAP total costs and expenses †	$1,409	$1,491	$1,587	$1,739	$1,877	$2,125	$2,371

* Fiscal 2020 was a 53-week year.
** 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 24, 2023	Cadence Q1 2023 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023

GAAP gross margin as a percent of total revenue	89.1%	89.2%	90.3%	89.6%	87.8%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.2%	0.2%	0.2%	0.3%	0.3%
Amortization of acquired intangibles	1.4%	1.2%	1.0%	1.2%	1.0%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue †	90.7%	90.6%	91.5%	91.1%	89.1%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 24, 2023	Cadence Q1 2023 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023E

GAAP operating margin as a percent of total revenue	35%	33%	29%	23%	32%	29% - 30%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	7%	8%	8%	7%	8%
Amortization of acquired intangibles	2%	2%	1%	2%	1%	2%
Acquisition and integration-related costs	0%	1%	1%	2%	2%	1%
Restructuring	0%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	(1)%	0%	1%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	44%	42%	39%	36%	42%	40% - 41%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2017	2018	2019	2020	2021	2022	2023E

GAAP operating margin as a percent of total revenue	17%	19%	21%	24%	26%	30%	30% - 31%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	8%	8%	7%	7%	8%	8%
Amortization of acquired intangibles	3%	2%	2%	3%	2%	2%	2%
Acquisition and integration-related costs	0%	1%	0%	1%	1%	1%	1%
Restructuring	1%	0%	1%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	(1)%	0%
Special charges *	0%	0%	0%	0%	1%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	28%	30%	32%	35%	37%	40%	41% - 42%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 24, 2023	Cadence Q1 2023 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023E

Diluted net income per share on a GAAP basis	$0.85	$0.68	$0.68	$0.88	$0.89	$0.73 - $0.77
Stock-based compensation expense	0.22	0.23	0.27	0.27	0.27	0.29
Amortization of acquired intangibles	0.06	0.05	0.05	0.06	0.05	0.05
Acquisition and integration-related costs	0.01	0.03	0.04	0.06	0.06	0.04
Restructuring	—	—	—	—	—	—
Non-qualified deferred compensation expenses (credits)	(0.01)	(0.02)	(0.01)	0.01	0.01	—
Other income or expense related to investments and non-qualified deferred compensation plan assets *	0.02	0.03	0.02	(0.01)	(0.01)	—
Income tax effect of non-GAAP adjustments	0.02	0.08	0.01	(0.31)	0.02	0.04
Diluted net income per share on a non-GAAP basis †	$1.17	$1.08	$1.06	$0.96	$1.29	$1.15 - $1.19

Shares used in calculation of diluted net income per share	276,918	275,172	274,957	272,997	273,159

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 24, 2023	Cadence Q1 2023 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2017	2018	2019	2020	2021	2022	2023E

Diluted net income per share on a GAAP basis	$0.73	$1.23	$3.53	$2.11	$2.50	$3.09	$3.26 - $3.34
Stock-based compensation expense	0.46	0.60	0.65	0.71	0.75	0.98	1.21
Amortization of acquired intangibles	0.20	0.19	0.19	0.23	0.24	0.22	0.21
Acquisition and integration-related costs	0.03	0.07	0.03	0.08	0.08	0.15	0.16
Restructuring	0.03	0.04	0.03	0.03	—	—	—
Non-qualified deferred compensation expenses (credits)	0.02	(0.01)	0.02	0.02	0.02	(0.03)	0.01
Special charges*	—	—	—	—	0.10	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.05)	—	(0.01)	—	(0.03)	0.05	(0.01)
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	(2.05)	—	—	—	—
Income tax related to transition tax	0.24	—	—	—	—	—	—
Income tax related to tax rate change	0.09	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.35)	(0.25)	(0.19)	(0.38)	(0.37)	(0.19)	0.12
Diluted net income per share on a non-GAAP basis †	$1.40	$1.87	$2.20	$2.80	$3.29	$4.27	$4.96 - $5.04

Shares used in calculation of diluted net income per share	280,221	281,144	280,515	279,641	278,858	275,011	272 - 274M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 24, 2023	Cadence Q1 2023 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2021	FY 2022	FY 2023E

GAAP total other income and expense	$(10.7)	$(28.3)	$(18) - $(24)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(6.7)	14.1	(3)
Non-GAAP total other income and expense†	$(17.4)	$(14.2)	$(21) - $(27)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 24, 2023	Cadence Q1 2023 Financial Results	12